Fees Summary	Sep. 19, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 454,894,000
Previously Paid Amount	0
Total Fee Amount	67,142.36
Total Offset Amount	0
Net Fee	$ 67,142.36